                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX
A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  June 20, 2007

                                                 /s/ Manuel H. Johnson
                                                 ---------------------
                                                     Manuel H. Johnson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX
A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  June 20, 2007

                                                 /s/ W. Allen Reed
                                                 -----------------
                                                     W. Allen Reed

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX
A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  June 20, 2007

                                                 /s/ Michael E. Nugent
                                                 ---------------------
                                                     Michael E. Nugent

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX
A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  June 20, 2007

                                                 /s/ Michael Bozic
                                                 -----------------
                                                     Michael Bozic

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX
A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  June 20, 2007

                                                 /s/ Joseph J. Kearns
                                                 --------------------
                                                     Joseph J. Kearns

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and
Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  June 20, 2007

                                                 /s/ Fergus Reid
                                                 ---------------
                                                     Fergus Reid

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison,
Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN
APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  June 20, 2007

                                                 /s/ James F. Higgins
                                                 --------------------
                                                     James F. Higgins

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN
APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  June 20, 2007

                                                 /s/ Kathleen A. Dennis
                                                 ----------------------
                                                     Kathleen A. Dennis

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN
APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  June 20, 2007

                                                 /s/ Michael F. Klein
                                                 --------------------
                                                     Michael F. Klein

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN
APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  June 20, 2007

                                                 /s/ Frank L. Bowman
                                                 -------------------
                                                     Frank L. Bowman

                                   APPENDIX A

                                 MORGAN STANLEY
                         RETAIL AND INSTITUTIONAL FUNDS
                                       AT
                                  JUNE 20, 2007

                                  RETAIL FUNDS

OPEN-END RETAIL FUNDS

            TAXABLE MONEY MARKET FUNDS

            Active Assets Government Securities Trust (1) Active Assets
            Institutional Government Securities Trust (2) Active Assets
            Institutional Money Trust Active Assets Money Trust Morgan Stanley
            Liquid Asset Fund Inc.
            Morgan Stanley U.S. Government Money Market Trust

            TAX-EXEMPT MONEY MARKET FUNDS

            Active Assets California Tax-Free Trust
            Active Assets Tax-Free Trust
            Morgan Stanley California Tax-Free Daily Income Trust
            Morgan Stanley New York Municipal Money Market Trust
            Morgan Stanley Tax-Free Daily Income Trust

            EQUITY FUNDS

            Morgan Stanley Allocator Fund
            Morgan Stanley Capital Opportunities Trust
            Morgan Stanley Developing Growth Securities Trust
            Morgan Stanley Dividend Growth Securities Inc.
            Morgan Stanley Equally-Weighted S&P 500 Fund
            Morgan Stanley European Equity Fund Inc.
            Morgan Stanley Financial Services Trust
            Morgan Stanley Focus Growth Fund
            Morgan Stanley Fundamental Value Fund
            Morgan Stanley Global Advantage Fund
            Morgan Stanley Global Dividend Growth Securities

            Morgan Stanley Health Sciences Trust
            Morgan Stanley Institutional Strategies Fund
            Morgan Stanley International Fund
            Morgan Stanley International SmallCap Fund
            Morgan Stanley International Value Equity Fund
            Morgan Stanley Japan Fund
            Morgan Stanley Mid-Cap Value Fund
            Morgan Stanley Multi-Asset Class Fund
            Morgan Stanley Nasdaq-100 Index Fund
            Morgan Stanley Natural Resource Development Securities Inc.
            Morgan Stanley Pacific Growth Fund Inc.
            Morgan Stanley Real Estate Fund
            Morgan Stanley S&P 500 Index Fund
            Morgan Stanley Series Funds (3)
               o    Morgan Stanley U.S. Quantitative Large Cap Core Fund (3)
               o    Morgan Stanley International Quantitative Fund (3)
            Morgan Stanley Small-Mid Special Value Fund
            Morgan Stanley Special Growth Fund
            Morgan Stanley Special Value Fund
            Morgan Stanley Technology Fund
            Morgan Stanley Total Market Index Fund
            Morgan Stanley Utilities Fund
            Morgan Stanley Value Fund

BALANCED FUND

            Morgan Stanley Balanced Fund

ASSET ALLOCATION FUND

            Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS

            Morgan Stanley Convertible Securities Trust
            Morgan Stanley Flexible Income Trust
            Morgan Stanley FX Series Funds (3)
               o    FX Alpha Portfolio (3)
               o    FX Alpha Plus Portfolio (3)
            Morgan Stanley High Yield Securities Inc.
            Morgan Stanley Income Trust
            Morgan Stanley Limited Duration Fund
            Morgan Stanley Limited Duration U.S. Treasury Trust
            Morgan Stanley Mortgage Securities Trust
            Morgan Stanley U.S. Government Securities Trust

TAX-EXEMPT FIXED-INCOME FUNDS

            Morgan Stanley California Tax-Free Income Fund
            Morgan Stanley Limited Term Municipal Trust
            Morgan Stanley New York Tax-Free Income Fund
            Morgan Stanley Tax-Exempt Securities Trust

SPECIAL PURPOSE FUNDS

            Morgan Stanley Select Dimensions Investment Series

               o    Balanced Portfolio
               o    Capital Opportunities Portfolio
               o    Developing Growth Portfolio
               o    Dividend Growth Portfolio
               o    Equally-Weighted S&P 500 Portfolio
               o    Flexible Income Portfolio
               o    Focus Growth Portfolio
               o    Global Equity Portfolio
               o    Growth Portfolio
               o    Money Market Portfolio
               o    Utilities Portfolio

            Morgan Stanley Variable Investment Series

               o    Aggressive Equity Portfolio
               o    Dividend Growth Portfolio
               o    Equity Portfolio
               o    European Equity Portfolio
               o    Global Advantage Portfolio
               o    Global Dividend Growth Portfolio
               o    High Yield Portfolio
               o    Income Builder Portfolio
               o    Limited Duration Portfolio
               o    Money Market Portfolio
               o    Income Plus Portfolio
               o    S&P 500 Index Portfolio
               o    Strategist Portfolio
               o    Utilities Portfolio

CLOSED-END RETAIL FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

            Morgan Stanley Income Securities Inc.
            Morgan Stanley Prime Income Trust
            Morgan Stanley Credit Opportunities Fund (3)

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

            Morgan Stanley California Insured Municipal Income Trust
            Morgan Stanley California Quality Municipal Securities
            Morgan Stanley Insured California Municipal Securities
            Morgan Stanley Insured Municipal Bond Trust
            Morgan Stanley Insured Municipal Income Trust
            Morgan Stanley Insured Municipal Securities
            Morgan Stanley Insured Municipal Trust
            Morgan Stanley Municipal Income Opportunities Trust
            Morgan Stanley Municipal Income Opportunities Trust II
            Morgan Stanley Municipal Income Opportunities Trust III
            Morgan Stanley Municipal Premium Income Trust
            Morgan Stanley New York Quality Municipal Securities
            Morgan Stanley Quality Municipal Income Trust
            Morgan Stanley Quality Municipal Investment Trust
            Morgan Stanley Quality Municipal Securities

                               INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.  Morgan Stanley Institutional Fund, Inc.

               o    Active International Allocation Portfolio
               o    Emerging Markets Portfolio
               o    Emerging Markets Debt Portfolio
               o    Focus Equity Portfolio
               o    Global Franchise Portfolio
               o    Global Real Estate Portfolio
               o    Global Value Equity Portfolio
               o    International Equity Portfolio
               o    International Growth Equity Portfolio
               o    International Magnum Portfolio
               o    International Real Estate Portfolio
               o    International Small Cap Portfolio
               o    Large Cap Relative Value Portfolio
               o    Small Company Growth Portfolio
               o    Systematic Active Large Cap Core Portfolio
               o    Systematic Active Small Cap Core Portfolio
               o    Systematic Active Small Cap Growth Portfolio
               o    Systematic Active Small Cap Value Portfolio
               o    U.S. Large Cap Growth Portfolio
               o    U.S. Real Estate Portfolio

               o    Disciplined Large Cap Value Active Extension Portfolio
               o    Systematic Large Cap Core Active Extension Portfolio
               o    International Growth Active Extension Portfolio (3)

Morgan Stanley Institutional Fund Trust

            Active Portfolios:

               o    Advisory Global Fixed Income II Portfolio
               o    Advisory Global Fixed Income Portfolio
               o    Advisory Portfolio
               o    Balanced Portfolio
               o    Core Fixed Income Portfolio
               o    Core Plus Fixed Income Portfolio
               o    Equities Plus Portfolio
               o    High Yield Portfolio
               o    Intermediate Duration Portfolio
               o    International Fixed Income Portfolio
               o    Investment Grade Fixed Income Portfolio
               o    Limited Duration Portfolio
               o    Long Duration Fixed Income Portfolio
               o    Mid Cap Growth Portfolio
               o    Municipal Portfolio
               o    U.S. Mid Cap Value Portfolio
               o    U.S. Small Cap Value Portfolio
               o    Value Portfolio

            Inactive Portfolios:

               o    Advisory Portfolio -Series 1 (3)
               o    Advisory Portfolio -Series 2 (3)

The Universal Institutional Funds, Inc.

            Active Portfolios:

               o    Core Plus Fixed Income Portfolio
               o    Emerging Markets Debt Portfolio
               o    Emerging Markets Equity Portfolio
               o    Equity and Income Portfolio
               o    Equity Growth Portfolio
               o    Global Franchise Portfolio
               o    Global Real Estate Portfolio
               o    Global Value Equity Portfolio
               o    High Yield Portfolio
               o    International Growth Equity Portfolio
               o    International Magnum Portfolio
               o    Mid Cap Growth Portfolio
               o    Small Company Growth Portfolio
               o    U.S. Mid Cap Value Portfolio
               o    U.S. Real Estate Portfolio

               o    Value Portfolio

            Inactive Portfolios:

               o    Balanced Portfolio
               o    Core Equity Portfolio
               o    International Fixed Income Portfolio
               o    Investment Grade Fixed Income Portfolio
               o    Multi-Asset Class Portfolio
               o    Targeted Duration Portfolio

Morgan Stanley Institutional Liquidity Funds

               o    Government Portfolio
               o    Government Securities Portfolio (3)
               o    Money Market Portfolio
               o    Prime Portfolio
               o    Tax-Exempt Portfolio
               o    Treasury Portfolio
               o    Treasury Securities Portfolio (3)

CLOSED-END INSTITUTIONAL FUNDS

            Morgan Stanley Asia-Pacific Fund, Inc.
            Morgan Stanley China "A" Share Fund
            Morgan Stanley Eastern Europe Fund, Inc.
            Morgan Stanley Emerging Markets Debt Fund, Inc.
            Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
            Morgan Stanley Emerging Markets Fund, Inc.
            Morgan Stanley Global Opportunity Bond Fund, Inc.
            Morgan Stanley High Yield Fund, Inc.
            Morgan Stanley Opportunistic Municipal High Income Fund (3)
            The India Investment Fund
            The Latin American Discovery Fund, Inc.
            The Malaysia Fund, Inc.
            The Thai Fund, Inc.
            The Turkish Investment Fund, Inc.

CLOSED-END HEDGE FUND

            Morgan Stanley Institutional Fund of Hedge Funds
            Morgan Stanley Institutional Fund of Hedge Funds II
            Alternative Investment Partners Absolute Return Fund
            Alternative Investment Partners Absolute Return Fund STS
            Morgan Stanley Global Long/Short Fund A
            Morgan Stanley Global Long/Short Fund P

     (1)  Kathleen A. Dennis, Frank L. Bowman, James F. Higgins, Michael F.
          Klein and W. Allen Reed do not serve on the Board of Trustees of this fund.
     (2)  Kathleen A. Dennis, Frank L. Bowman, Michael F. Klein and W. Allen
          Reed do not serve on the Board of Trustees of this fund.
     (3)  This fund/portfolio has not commenced operations